UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

DIFFUSION PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Main Street, Suite 101 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DFFN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☐

Introductory Note

As previously announced, on March 30, 2023, Diffusion Pharmaceuticals Inc., a Delaware corporation (“Diffusion” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Diffusion, EIP Pharma, Inc., a Delaware corporation (“EIP”), and Dawn Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Diffusion (“Merger Sub”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into EIP (the “Merger”) at the effective time of the Merger, with EIP continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Diffusion. In connection with the Merger and as more fully described in the Company’s proxy statement/prospectus/information statement (as defined below), at a special meeting of stockholders currently scheduled for August 15, 2023 (the “Special Meeting”), the Company is seeking stockholder approval of certain matters related to the Merger.

This Current Report on Form 8-K, among other things, supplements the proxy statement/prospectus/information statement (the “proxy statement/prospectus/information statement”) (1) included in the Registration Statement on Amendment No. 2 to Form S-4, File No. 333-271823 (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 12, 2023 and declared effective by the SEC on July 13, 2023, (2) filed by the Company with the SEC as a prospectus on July 13, 2023, and (3) first mailed to the Company’s stockholders on July 14, 2023. Terms used in this Current Report on Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the proxy statement/prospectus/information statement. All page references are to pages in the proxy statement/prospectus/information statement.

If you have not already submitted a proxy for use at the Special Meeting, you are urged to do so promptly. This Current Report on Form 8-K does not affect the validity of any proxy card or voting instructions that Company stockholders may have previously received or delivered. No action is required by any Company stockholder who has previously delivered a proxy or voting instructions and who does not wish to revoke or change that proxy or voting instructions.

Item 8.01                  Other Events

Unaudited Pro Forma Financial Information As Of And For The Period Ended June 30, 2023

The information attached hereto as Exhibit 99.1, which is incorporated herein by reference, supplements the section, “Unaudited Pro Forma Condensed Combined Financial Statements,” beginning on page 274 of the proxy statement/prospectus/information statement.

Unaudited EIP Financial Statements As Of And For The Period Ended June 30, 2023

The information attached hereto as Exhibit 99.2, which is incorporated herein by reference, supplements the section, “EIP’s Financial Statements,” beginning on page F-30 of the proxy statement/prospectus/information statement.

Proposed Reverse Stock Split

As further described in the proxy statement/prospectus/information statement, at the Special Meeting, Diffusion stockholders will consider and vote upon a proposal to approve an amendment to the certificate of incorporation of Diffusion, as amended, to effect a reverse stock split of outstanding Diffusion Common Stock (the “Reverse Split”) at a ratio within a range of one new share for not less than 1.5 and not greater than 8 shares outstanding, at any time prior to December 31, 2023, the implementation and timing of which shall be subject to the discretion of Diffusion’s board of directors.

On August 8, 2023, Diffusion’s board of directors (the “Board”) determined that, if approved by the Company’s stockholders at the Special Meeting and necessary to meet the initial listing requirements of Nasdaq in connection with the closing of the Merger, the Reverse Split will be effected at a ratio of one (1) post-split share of Diffusion common stock for every 1.5 pre-split shares of Diffusion common stock, provided that the Board may, at any time prior to the effective time of the Reverse Split, (i) change the split ratio to any other number within the range approved by stockholders if and as necessary to comply with the initial listing requirements of Nasdaq or (ii) abandon the split in its entirety if deemed unnecessary to comply with such requirements.

If the Reverse Split is effected, the Exchange Ratio in the Merger will be adjusted proportionally such that there will be no impact on the pre-Merger Diffusion stockholders’ aggregate ownership of the combined company immediately following the closing of the Merger, other than de minimis changes related to the rounding of fractional shares.

EIP Presentation at Canaccord Genuity Annual Growth Conference

On August 9, 2023, EIP’s senior management team will be presenting at the Canaccord Genuity 43rd Annual Growth Conference at approximately 4:00 p.m. ET. A copy of the presentation is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. The presentation will also be available on EIP’s website in the “News and Events – Corporate Presentation” section at www.eippharma.com.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information and Where to Find It

In connection with a proposed transaction between the Company and EIP, the Company has filed with the SEC a proxy statement/prospectus/information statement containing a proxy statement and prospectus related to a special meeting of its stockholders. The Company has mailed the definitive proxy statement and prospectus to the Company’s stockholders as of July 10, 2023, the record date established for voting on the merger and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THESE MATERIALS – INCLUDING THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY DOCUMENTS INCORPORATED THEREIN – CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, EIP, THE PROPOSED TRANSACTION AND RELATED MATTERS. This communication is not a substitute for the proxy statement/prospectus/information statement or any other documents that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC (as they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC by contacting the Company by mail at 300 East Main Street, Suite 101, Charlottesville, VA 22902, Attn: Corporate Secretary.

Participants in the Solicitation

The Company and EIP, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding these persons and their interests in the transaction is or will be included in the proxy statement/prospectus/information statement relating to the transaction and other relevant materials to be filed with the SEC. Additional information regarding the Company’s directors and officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 24, 2023. These documents can be obtained free of charge from the SEC and the Company sources indicated above.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Information as of June 30, 2023
99.2	Unaudited EIP Pharma, Inc. Financial Statements as of June 30, 2023
99.3	Corporate Presentation of EIP Pharma, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2023	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	General Counsel & Corporate Secretary